                            FORM 8-K
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                         CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934

       Date of Report  (Date of earliest event reported):
                          March 1, 1995

                  Commission File No.: 0-14685




                       GENICOM CORPORATION
     (Exact name of registrant as specified in its charter)



                       DELAWARE             51 -
                                          0271821
                    (State or other       (I.R.S.
                    jurisdiction of       Employer
                   incorporation or     Identificat
                     organization)        ion No.)

                14800 Conference Center
                         Drive
                 Suite 400, Westfields    22021 -
                  Chantilly, Virginia       3806
                 (Address of principal   (Zip Code)
                  executive offices)




 Registrant's telephone number, including area code: (703) 802-
                              9200

              GENICOM Corporation and Subsidiaries
                         Form 8-K Index

Item 2.    Acquisition Activities

           On March 1, 1995, the registrant completed its acquisition of substantially all of the assets and certain liabilities of Harris
           Adacom Network Services, Inc. ("HANS"),
           including all of the stock of its Canadian subsidiary, Harris Adacom Inc. from Harris
           Adacom Corporation, B.V. ("HACBV") for $7.3 million. The assets acquired relate to HANS's service depot facility, field service operations, systems integration business and network diagnostic and monitoring operations.
           The purchase price will be funded from the Registrant's cash flows from operations and credit facilities. The transaction will be accounted for as a purchase for financial reporting purposes. A copy of the Purchase
           Agreement is filed herewith as Exhibit 2.1.

           The   registrant  published  press   releases
           regarding  the  transaction on  February  23,
           1995 and March 2, 1995.  A copy of such press
           releases are included herein as Exhibits 99.1
           and 99.2.


Item 7.    Financial Statements and Exhibits

    (a)    Financial statements of business acquired:

           The registrant has concluded that it is currently impracticable to file the required financial statements for this acquisition within this Form 8-K filing. The required omitted information will be filed in an amendment to this Form 8-K filing on or before May 15, 1995.

    (b)    Pro forma financial information:

           The registrant has concluded that it is currently impracticable to file the required pro forma financial information for this acquisition within this Form 8-K filing. The required omitted information will be filed in an amendment to this Form 8-K filing on or before May 15, 1995.

    (c)    Exhibits

           2.1  Purchase Agreement dated February 23,
           1995.

           99.1  Press release dated February 23, 1995,
           published by the Registrant.

           99.2  Press release dated March 2, 1995,
           published by the Registrant.


Signatures                                                  3



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      GENICOM Corporation
                            				    ------------------------
                                           Registrant


Date:  March 16, 1995



                                         James C. Gale
                                 				 	----------------
                                           Signature

                                      James C. Gale
                                      Senior Vice
                                      President Finance
                                      and Chief Financial
                                      Officer

                                      (Mr. Gale is the
                                      Chief Financial
                                      Officer and has been
                                      duly authorized to
                                      sign on behalf of
                                      the Registrant)

              GENICOM Corporation and Subsidiaries

                  INDEX TO EXHIBITS TO FORM 8-K
                          March 1, 1995
    Exhibit
    Number                  Description                Page
      2.1         Purchase Agreement dated          E-1 - E-62
                  February 23, 1995.

     99.1         Press release dated February     E-63-E-64
                  23, 1995, published by the
                  Registrant.

     99.2         Press release dated March 2,       E-65
                  1995, published by the
                  Registrant.

